Funds for Institutions Series

FFI Premier Institutional Fund

FFI Institutional Fund

FFI Select Institutional Fund

FFI Government Fund

FFI Treasury Fund

FFI Institutional Tax-Exempt Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated April 18, 2012 to the

Prospectus Dated August 29, 2011

Effective immediately, the Prospectus of the Funds is hereby amended as follows:

The section of the Prospectus captioned “Your Account—How to Buy, Sell and Exchange Shares” is amended to replace the information included in the chart under “Sell Your Shares—General” with the following:

Upon receipt by the FFI Client Service Team of a proper redemption request (indicating the name of the Fund, account number and the dollar amount of shares to be redeemed), each Fund will redeem its shares on every Business Day at the net asset value per share determined that day. Net asset value per share is determined daily for Institutional Tax-Exempt and Treasury Funds, as of 4:00 p.m. (Eastern time). Net asset value is determined daily for Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Government Fund as of 5:00 p.m. (Eastern time). If the Exchange closes trading prior to the times established above, or SIFMA recommends that the securities markets close early, determination of net asset value may be advanced. See “Valuation of Fund Investments” below. A Fund may reject an order to sell shares under certain circumstances. A Fund may postpone and/or suspend redemption and payment beyond one Business Day only as follows: (1) for any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks; (2) for any period (a) during which the Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the Exchange is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by a Fund is not reasonably practicable or (b) it is not reasonably practicable for a Fund to fairly determine the net asset value of shares of the Fund; (4) for any period during which the Commission has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the Commission may by order permit for your protection; or (6) for any period during which a Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with Federal securities laws (as discussed below under “Trust’s Rights—Suspension of Redemptions Upon Liquidation”).

Investors should retain this Supplement with the Prospectus for future reference.

Code # PRO-FFIS-0412SUP